UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 25, 2018

PACIFIC SOFTWARE, INC.

(Exact Name of Registrant as Specified in its Charter)

NEVADA	001-34379	41-2190974
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

34145 Pacific Coast Highway, Suite 131, Dana Point, CA 92629-2808

(Address of principal executive offices)

(949) 220-2919

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01 Regulation FD Disclosure

On May 25, 2018, Pacific Software, Inc. (the "Company") received a Letter of Interest from the Government of Rondônia expressing their interest to visit China in order to discuss trade relations between Brazilian exporters and Chinese importers, and to discuss the trade platform and e-commerce technology offered by the Company.

A copy of the Letter of Interest is furnished as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

On July 16, 2018, the Company issued a press release entitled, “Pacific Software, Inc. Receives Letter of Intent from Brazil’s Government of Rondonia.”

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01 Financial Statements and Exhibits

d) Exhibits:

Exhibit	Exhibit Description	Filed herewith	Form	Period Ending	Exhibit	Filing Date
10.1	Letter of Interest dated May 25, 2018*	X
99.1	Press release issued on July 16, 2018 by Pacific Software, Inc.*	X

* This exhibit is intended to be furnished and shall not be deemed "filed" for purposes of the

Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Pacific Software, Inc. Registrant

Date: July 16, 2018
/s/ Harrysen Mittler ___________________
Name: Harrysen Mittler
Title: Chairman and Chief Executive Officer